Automated Government Money Trust


PROSPECTUS



The shares of Automated Government Money Trust (the "Trust") offered by this prospectus represent interests in an open-end, management investment company (a mutual fund). The Trust invests in short-term U.S. Treasury securities to achieve stability of principal and current income consistent with stability of principal.



THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE TRUST ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE TRUST WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Trust. Keep this prospectus for future reference.



The Trust has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS



Summary of Trust Expenses   1

Financial Highlights   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   4

Trust Information   4

Management of the Trust   4

Distribution of Shares    5

Administration of the Trust   5

Net Asset Value   5

How to Purchase Shares  5

Purchasing Shares by Wire   6

Purchasing Shares by Check   6

Automatic Investments   6

Subaccounting Services   6

How to Redeem Shares   6

Redeeming Shares by Telephone  6

Redeeming Shares by Mail   7

Special Redemption Features   7

Account and Share Information   7

Dividends   7

Capital Gains   7

Account Activity   7

Accounts with Low Balances   7

Voting Rights   7

Tax Information   8

Federal Income Tax   8

State and Local Taxes   8

Performance Information   8

Financial Statements   9

Independent Auditors' Report   15




SUMMARY OF TRUST EXPENSES

        SHAREHOLDER TRANSACTION EXPENSES Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Contingent
Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                  None
Exchange Fee                                                                                        None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                                    0.25%
12b-1 Fee                                                                                           None
Total Other Expenses                                                                                0.34%
Shareholder Services Fee (after waiver)(2)                                                   0.24%
Total Operating Expenses (3)                                                                        0.59%


 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.85% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.



EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual
return and (2) redemption at the end of each time period.
1 Year                                                         $ 6
3 Years                                                        $19
5 Years                                                        $33
10 Years                                                       $74





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

AUTOMATED GOVERNMENT MONEY TRUST

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 15.

                               YEAR ENDED JULY 31,
                     1998       1997      1996        1995       1994      1993      1992         1991        1990     1989
NET ASSET VALUE,
BEGINNING OF
PERIOD              $ 1.00    $ 1.00      $ 1.00     $ 1.00     $ 1.00    $ 1.00      $ 1.00     $ 1.00    $ 1.00      $ 1.00
INCOME FROM
INVESTMENT
OPERATIONS
Net
investment
income                0.05      0.05        0.05       0.05       0.03      0.03        0.04       0.07      0.08       0.08
LESS
DISTRIBUTIONS
Distributions
from net
investment
income               (0.05 )   (0.05)      (0.05)     (0.05)     (0.03)    (0.03)      (0.04)     (0.07)    (0.08)     (0.08)
NET ASSET
VALUE, END
OF PERIOD           $ 1.00    $ 1.00      $ 1.00     $ 1.00     $ 1.00    $ 1.00      $ 1.00      $1.00    $ 1.00     $ 1.00
TOTAL
RETURN(a)             5.13%     4.97%       5.15%      5.10%      2.95%     2.79%       4.26%      6.77%     8.21%      8.58%
RATIOS TO
AVERAGE
NET ASSETS
Expenses              0.59 %    0.59%       0.57%      0.57%      0.57%     0.55%       0.57%      0.55%     0.55%      0.55%
Net
investment
income                5.00%     4.86%       5.03%      4.97%      2.88%     2.75%       4.17%      6.55%     7.92%      8.30%
Expense
waiver/
reimbursement(b)      0.26%     0.27%       0.28%      0.29%      0.06%     0.01%       0.01%      0.03%     0.03%      0.04%
SUPPLEMENTAL
DATA
Net assets,
end of period
(000 omitted)    $2,367,313 $2,412,656 $2,478,477 $2,448,873 $2,640,384 $3,115,772 $3,177,695 $2,829,602 $2,596,695 $2,791,097




 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated June 1, 1982. The Trust is designed for investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. Treasury securities. A minimum initial investment of $25,000 over a 90-day period is required.

The Trust attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT





Like other mutual funds and business organizations worldwide, the Trust's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Trust and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Trust's operations.



INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Trust is stability of principal and current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus. Unless indicated otherwise, the investment policies and limitations described below cannot be changed by the Board of Trustees (the "Trustees") without approval of shareholders.

INVESTMENT POLICIES

The Trust pursues its investment objective by investing in a portfolio of short-term U.S. Treasury securities maturing in one year or less. As a matter of operating policy, which may be changed without shareholder approval, the average maturity of the securities in the Trust's portfolio, computed on a dollar-weighted basis, will be 90 days or less. The Trust may attempt to increase yield by trading portfolio instruments to take advantage of short-term market variations.

ACCEPTABLE INVESTMENTS



The Trust invests only in short-term securities that are issued or guaranteed as to principal and interest by the U.S. Treasury or repurchase agreements collateralized by such securities.



REPURCHASE AGREEMENTS

Certain securities in which the Trust invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Trust will not borrow money directly or through reverse repurchase agreements (arrangements in which the Trust sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Trust will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Trust's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Trust, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trust ees of which are John
F. Donahue, Chairman and Director of Federated Inves tors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.





Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiar ies, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES



Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Trust may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp., and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's investment adviser or its affiliates.



ADMINISTRATION OF THE TRUST

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:




MAXIMUM            AVERAGE AGGREGATE
 FEE               DAILY NET ASSETS
 0.150%          on the first $250million
 0.125%          on the next $250million
 0.100%          on the next $250million
 0.075%          on assets in excess of $750million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Trust attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Trust cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m. (Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES



Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Trust reserves the right to reject any purchase request.



To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Trust. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Trust before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Automated Government Money Trust; Fund Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Automated Government Money Trust. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



AUTOMATIC INVESTMENTS

Investors may establish accounts with their financial institutions to have cash accumulations automatically invested in the Trust. The investments may be made on predetermined dates or when the investor's account reaches a certain level. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services. Investors should read this prospectus along with the financial institution's agreement or literature describing these services and fees.

SUBACCOUNTING SERVICES

Financial institutions are encouraged to open single master accounts. A subaccounting system is available through the transfer agent to minimize internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Trust shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in minimum amounts of $1,000 may be made by calling the Trust provided the Trust has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Trust shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Trust name; the account name as registered with the Trust; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Trust does not accept signatures guaranteed by a notary public.



SPECIAL REDEMPTION FEATURES



CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Trust shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Trust to redeem shares, and a check may not be written to close an account.



DEBIT CARD





Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.




ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by writing to the Trust. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Trust does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Trust will distribute in cash or additional shares any realized net capital gains at least once every 12 months.





ACCOUNT ACTIVITY





Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Trust will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.





PERFORMANCE INFORMATION

From time to time, the Trust advertises its yield, effective yield and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the Trust after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.



PORTFOLIO OF INVESTMENTS

AUTOMATED GOVERNMENT MONEY TRUST

JULY 31, 1998

PRINCIPAL AMOUNT                                                                                        VALUE
U.S. TREASURY NOTES--14.0%
$329,500,000 5.000% - 8.875%, 10/31/98 - 7/31/1999                                                  $  330,485,475
              TOTAL U.S. TREASURY NOTES                                                                330,485,475
(A)REPURCHASE AGREEMENTS--86.6%
  80,000,000 ABN AMRO Chicago Corp., 5.640%, dated 7/31/1998, due 8/3/1998                              80,000,000
  50,000,000 Bank of New York, New York, 5.620%, dated 7/31/1998, due 8/3/1998                          50,000,000
 110,000,000 Barclays de Zoete Wedd Securities, Inc., 5.650%, dated 7/31/1998, due 8/3/1998            110,000,000
 214,430,000 BT Alex Brown, 5.640%, dated 7/31/1998, due 8/3/1998                                      214,430,000
 110,000,000 CIBC Wood Gundy Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                   110,000,000
  40,100,000 Deutsche Bank Government Securities, Inc., 5.640%, dated 7/31/1998, due 8/3/1998           40,100,000
 110,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998    110,000,000
 110,000,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                        110,000,000
 110,000,000 Greenwich Capital Markets, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                    110,000,000
 110,000,000 Salomon Smith Barney, 5.650%, dated 7/31/1998, due 8/3/1998                               110,000,000
 110,000,000 Societe Generale Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                  110,000,000
 110,000,000 Toronto Dominion Securities (USA) Inc., 5.620%, dated 7/31/1998, due 8/3/1998             110,000,000
 242,000,000 Warburg Dillon Reed LLC, 5.640%, dated 7/31/1998, due 8/3/1998                            242,000,000
 290,000,000 Westdeutsche Landesbank Girozentrale, 5.640%, dated 7/31/1998, due 8/3/1998               290,000,000
 114,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 7/1/1998, due 10/1/1998                         114,000,000
  15,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 7/2/1998, due 10/2/1998                          15,000,000
  14,000,000 (b)J.P. Morgan & Co., Inc., 5.490%, dated 7/31/1998, due 9/29/1998                         14,000,000
  63,000,000 (b)Merrill Lynch, Pierce, Fenner and Smith, 5.500%, dated 5/11/1998, due 8/10/1998         63,000,000
  48,000,000 (b)UBS Securities, Inc., 5.450%, dated 6/17/1998, due 9/15/1998                            48,000,000
              TOTAL REPURCHASE AGREEMENTS                                                            2,050,530,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                              $2,381,015,475



 (a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

 (b) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($2,367,313,423) at July 31, 1998.

The following acronyms are used throughout this portfolio:


LLC--Limited Liability Corporation
LP --Limited Partnership




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF ASSETS AND LIABILITIES

AUTOMATED GOVERNMENT MONEY TRUST

JULY 31, 1998

ASSETS:
Investments in repurchase agreements                                $2,050,530,000
Investments in securities                                              330,485,475
Total investments at amortized cost and value                                      $2,381,015,475
Cash                                                                                       58,633
Income receivable                                                                       6,449,135
Receivable for shares sold                                                              3,554,413
Total assets                                                                        2,391,077,656
LIABILITIES:
Payable for shares redeemed                                             17,567,516
Income distribution payable                                              5,653,295
Accrued expenses                                                           543,422
Total liabilities                                                                      23,764,233
NET ASSETS for 2,367,313,423 shares outstanding                                    $2,367,313,423
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
$2,367,313,423 / 2,367,313,423 shares outstanding                                           $1.00




(See Notes which are an integral part of the Financial Statements)



STATEMENT OF OPERATIONS

AUTOMATED GOVERNMENT MONEY TRUST

YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                           $130,503,038
EXPENSES:
Investment advisory fee                                               $11,656,534
Administrative personnel and services fee                               1,758,583
Custodian fees                                                            146,246
Transfer and dividend disbursing agent fees and expenses                  174,361
Directors'/Trustees' fees                                                  30,000
Auditing fees                                                              13,348
Legal fees                                                                 12,000
Portfolio accounting fees                                                 157,294
Shareholder services fee                                                5,828,267
Share registration costs                                                   44,418
Printing and postage                                                       14,000
Insurance premiums                                                         16,031
Miscellaneous                                                              23,000
Total expenses                                                         19,874,082
Waivers--
Waiver of investment advisory fee                        $(5,783,663)
Waiver of shareholder services fee                          (233,131)
Total waivers                                                          (6,016,794)
Net expenses                                                                         13,857,288
Net investment income                                                              $116,645,750




(See Notes which are an integral part of the Financial Statements)



STATEMENT OF CHANGES IN NET ASSETS

AUTOMATED GOVERNMENT MONEY TRUST

                                                                                             YEAR ENDED JULY 31,
                                                                                           1998                 1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    116,645,750  $    119,034,104
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income                                                  (116,645,750)     (119,034,104)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            11,944,665,534    12,580,252,469
Net asset value of shares issued to shareholders in payment of distributions declared       53,212,969        44,052,959
Cost of shares redeemed                                                                (12,043,220,842)  (12,690,126,232)
Change in net assets resulting from share transactions                                     (45,342,339)      (65,820,804)
Change in net assets                                                                       (45,342,339)      (65,820,804)
NET ASSETS:
Beginning of period                                                                      2,412,655,762     2,478,476,566
End of period                                                                         $  2,367,313,423  $  2,412,655,762




(See Notes which are an integral part of the Financial Statements)


NOTES TO FINANCIAL STATEMENTS

AUTOMATED GOVERNMENT MONEY TRUST

JULY 31, 1998

ORGANIZATION

Automated Government Money Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At July 31, 1998, capital paid-in aggregated $2,367,313,423. Transactions in shares were as follows:

                                                                           YEAR ENDED JULY 31,
                                                                         1998              1997
Shares sold                                                         11,944,665,534    12,580,252,469
Shares issued to shareholders in payment of distributions declared      53,212,969        44,052,959
Shares redeemed                                                    (12,043,220,842)  (12,690,126,232)
 Net change resulting from share transactions                          (45,342,339)      (65,820,804)



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AUTOMATED GOVERNMENT MONEY TRUST:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Automated Government Money Trust as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Automated Government Money Trust as of July 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
September 8, 1998



(graphic)

Automated Government Money Trust



PROSPECTUS
SEPTEMBER 30, 1998



An Open-End, Management Investment Company


AUTOMATED
GOVERNMENT
MONEY TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. BOX 8600
BOSTON, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401




(graphic)


Cusip 0528231104
8082201A (9/98)


(graphic)






AUTOMATED GOVERNMENT MONEY TRUST


STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information should be read with the prospectus of Automated Government Money Trust (the "Trust") dated September 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

AUTOMATED GOVERNMENT MONEY TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated September 30, 1998



(graphic)



Cusip 052831104
8082201B (9/98)



(graphic)


TABLE OF CONTENTS



INVESTMENT POLICIES  1

When-Issued and Delayed Delivery Transactions  1

Repurchase Agreements  1

Reverse Repurchase Agreements  1

INVESTMENT LIMITATIONS  1

Selling Short and Buying on Margin  1

Borrowing Money  1

Pledging Assets  1

Lending Cash or Securities  1

Issuing Senior Securities  2

Investing in Illiquid Securities  2

Investing in Securities of
  Other Investment Companies   2

Investing for Control  2

Regulatory Compliance  2

AUTOMATED GOVERNMENT MONEY TRUST MANAGEMENT  3

Share Ownership  6

Trustee Compensation  7

Trustee Liability  7

INVESTMENT ADVISORY SERVICES  7

Investment Adviser  7

Advisory Fees  7

BROKERAGE TRANSACTIONS   8

OTHER SERVICES  8

Trust Administration  8

Custodian and Portfolio Accountant  8

Transfer Agent  8

Independent Auditors   8

Shareholder Services  8

DETERMINING NET ASSET VALUE  9

REDEMPTION IN KIND  9

MASSACHUSETTS PARTNERSHIP LAW   9

THE TRUST'S TAX STATUS  9

PERFORMANCE INFORMATION  10

Yield  10

Effective Yield  10

Total Return  10

Performance Comparisons  10

Economic and Market Information  11

ABOUT FEDERATED INVESTORS, INC.  11

Mutual Fund Market  11

Institutional Clients  11

Bank Marketing  11

Broker/Dealers and
  Bank Broker/Dealer Subsidiaries  11




INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may not be changed by the Board of Trustees (the "Trustees") without shareholder approval.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the U.S. Treasury securities to be purchased are segregated on the Trust's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. As a matter of operational policy, which may be changed without shareholder approval, the Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Trust or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Trust might be delayed pending court action. The Trust believes that under the regular procedures normally in effect for custody of the Trust's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Trust and allow retention or disposition of such securities. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Trust may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Trust transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Trust will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Trust to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. When effecting reverse repurchase agreements, liquid assets of the Trust, in a dollar amount sufficient to make payment for the obligations to be purchased, are: segregated on the Trust's records at the trade date; marked to market daily; and maintained until the transaction is settled.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Trust will not purchase any portfolio instruments on margin or sell any portfolio instruments short but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

BORROWING MONEY

The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Trust may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment. The Trust will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding.

PLEDGING ASSETS

The Trust will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of Trust assets at the time of the borrowing.

LENDING CASH OR SECURITIES

The Trust will not lend any of its assets, except that it may purchase or hold U.S. government obligations, including repurchase agreements, permitted by its investment objective and policies.

ISSUING SENIOR SECURITIES

The Trust will not issue senior securities, except as permitted by the investment objective and policies.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Trust will not invest more than 10% of the value of its net assets in illiquid securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Trust will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

INVESTING FOR CONTROL

The Trust will not invest in securities of a company for the purpose of exercising control or management.

For purposes of the above limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Trust did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Trust may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Trust will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Trust will determine the effective maturity of its investments according to Rule 2a-7. The Trust may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

AUTOMATED GOVERNMENT MONEY TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Automated Government Money Trust, and principal occupations.



John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924
Chairman and Trustee
Chief Executive Officer and Director or Trustee of the
Funds; Chairman and Director, Federated Investors, Inc.;
Chairman and Trustee, Federated Advisers, Federated
Management, and Federated Research; Chairman and Director,
Federated Research Corp. and Federated Global Research
Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934
Trustee
Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937
Trustee
Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Trustee
Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922
Trustee
Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932
Trustee
Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924
Trustee
Director or Trustee of the Funds; Attorney, Of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942
Trustee
Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932
Trustee
Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925
Trustee
Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935
Trustee
Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 2, 1929
President
President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949
Executive Vice President
President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Trustee or Director of some of the Funds; President, Executive Vice President, and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President, Secretary, and Treasurer Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923
Vice President
President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.




 * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

 @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:


Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.



SHARE OWNERSHIP



Officers and Trustees as a group own less than 1% of the Trust.

As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Trust: Hare & Co., c/o Bank of New York, New York, New York, owned approximately 122,324,676 shares (5.12%) and EGAP & Co., Chittenden Trust Company, Burlington, Vermont, owned approximately 275,766,087 shares (11.55%).



TRUSTEE COMPENSATION

NAME,                    AGGREGATE
POSITION WITH            COMPENSATION               TOTAL COMPENSATION PAID
TRUST                    FROM TRUST*                FROM FUND COMPLEX
John F. Donahue
 Chairman and Trustee           $0        $0 for the Trust and
                                          56 other investment companies in the Fund Complex
Thomas G. Bigley
 Trustee                 $2,738.40        $111,222 for the Trust and
                                          56 other investment companies in the Fund Complex
John T. Conroy, Jr.
 Trustee                 $3,012.70        $122,362 for the Trust and
                                          56 other investment companies in the Fund Complex
William J. Copeland
 Trustee                 $3,012.70        $122,362 for the Trust and
                                          56 other investment companies in the Fund Complex
James E. Dowd, Esq.
 Trustee                 $3,012.70        $122,362 for the Trust and
                                          56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.
 Trustee                 $2,738.40        $111,222 for the Trust and
                                          56 other investment companies in the Fund Complex
Edward L. Flaherty,
Jr., Esq.
 Trustee                 $3,012.70        $122,362 for the Trust and
                                          56 other investment companies in the Fund Complex
Peter E. Madden
 Trustee                 $2,738.40        $111,222 for the Trust and
                                          56 other investment companies in the Fund Complex
John E. Murray, Jr.,
J.D., S.J.D.
 Trustee                 $2,738.40        $111,222 for the Trust and
                                          56 other investment companies in the Fund Complex
Wesley W. Posvar
 Trustee                 $2,738.40        $111,222 for the Trust and
                                          56 other investment companies in the Fund Complex
Marjorie P. Smuts
 Trustee                 $2,738.40        $111,222 for the Trust and
                                          56 other investment companies in the Fund Complex




 *Information is furnished for the fiscal year ended July 31, 1998.



 +The information is provided for the last calendar year.



TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER



The Trust's investment adviser is Federated Management. It is a subsidiary of Federated Investors, Inc. All the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Automated Government Money Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Automated Government Money Trust.



ADVISORY FEES



For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended July 31, 1998, 1997, and 1996 the adviser earned $11,656,534, $12,237,712, and
$12,247,317, respectively, of which $5,783,663, $6,473,371, and $6,710,475, respectively, were waived.



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust.

OTHER SERVICES

TRUST ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Trust for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Trust's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended July 31, 1998, 1997, and 1996, the Administrators earned $1,758,583, $1,848,619, and $1,852,627, respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the number of shareholder accounts.

INDEPENDENT AUDITORS

The independent auditors for the Trust are Deloitte & Touche LLP, Pittsburgh,
PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Shareholder Services Agreement, the Trustees expect that the Trust will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal year ended July 31, 1998, the Trust earned shareholder service fees in the amount of $5,828,267, of which $5,595,136 was paid to financial institutions.



DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Trust computed by dividing the annualized daily income on the Trust's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.



The Trust's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Trust's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.



REDEMPTION IN KIND

The Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of the Trust's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Trust determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE TRUST'S TAX STATUS



To qualify for the special tax treatment afforded to regulated investment companies, the Trust must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.



PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Trust, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.



The Trust's yield for the seven-day period ended July 31, 1998, was 5.04%.



EFFECTIVE YIELD



The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result. The Trust's effective yield for the seven-day period ended July 31, 1998, was 5.17%.



TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



The Trust's average annual total returns for the one-, five-, and ten-year periods ended July 31, 1998, were 5.13%, 4.66%, and 5.38%, respectively.



PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Trust uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

* SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.



Advertising and other promotional literature may include charts, graphs, and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.




ECONOMIC AND MARKET INFORMATION



Advertising and sales literature for the Trust may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.





ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.



The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.



In the money market sector, Federated Investors, Inc. gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime, and 22 municipal with assets approximating $35 billion, $17.1 billion, and $10.9 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.



MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:



INSTITUTIONAL CLIENTS



Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

 * Source: Investment Company Institute